AGREEMENT FOR CONTINUED EMPLOYMENT FOLLOWING CHANGE
                 OF CONTROL OR DISPOSITION OF A SUBSIDIARY


 This Agreement is made and entered into by and between GATX Corporation ("GATX") and James J. Glasser, (the "Executive") on the Execution Date shown below, to be effective as of January 1, 1995.

                            W I T N E S S E T H

 WHEREAS, GATX and the Executive desire to enter into this Agreement in order to provide GATX and its consolidated subsidiaries stability of management following a Change of Control or Disposition (as those terms are defined herein) of GATX or one of its consolidated subsidiaries, to provide for the continued employment of the Executive for a period of two years following the occurrence of either such event, and to set forth the terms and conditions of such continued employment and the obligations of the parties in the event of termination thereof.

 NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

 1.   Definitions.

 a. "Cause" means a willful and material breach of this Agreement which has resulted or is likely to result in a material detriment to the financial condition, business or prospects of GATX.

 b.   "Change of Control" means the occurrence of any of the following events:

      (1) Receipt by GATX of a Schedule 13D report confirming that a person or group owns beneficially twenty percent (20%) or more of the outstanding voting stock of GATX.

      (2) Any purchase under a non-GATX tender or exchange offer for stock of GATX following which the offering person or group owns beneficially twenty percent (20%) or more of such stock.

      (3) Shareholder approval of any merger in which GATX is not the surviving corporation or survives only as a subsidiary of another corporation, consolidation or sale of all, or substantially all, of GATX's assets in one transaction or in a series of transactions.

      (4) A change in the majority of the Board of Directors of GATX not recommended by the incumbent directors.

      (The words "person" and "group", as used in this paragraph 1.b, shall have the meanings ascribed to them under Section 13(d) of the Securities Exchange Act of 1934.)

 c. "Company" includes GATX, its consolidated subsidiaries, any former subsidiary of GATX by which the Executive was primarily employed on the day prior to the Triggering Event and any successor to GATX or such subsidiary by purchase of assets or otherwise.

 d.   "Company Unit" means any corporation, included within the term
      "Company."

 e. "Constructive Termination" or "Constructively Terminates" means the effecting of any of the following actions by the Company following which the Executive terminates the Executive's employment by the Company:

      (1) a significant reduction in the nature or scope of the Executive's authority, duties, functions or responsibilities or a material change in the location at which they are to be performed or the imposition of unreasonable travel requirements;

      (2) a reduction in the Executive's compensation from that provided to the Executive immediately prior to the Triggering Event;

      (3) a diminution in the Executive's eligibility to participate in bonus, stock option, incentive award and other benefit plans from the level at which the Executive was participating therein immediately prior to the Triggering Event;

      (4) a diminution in employee benefits (including, but not limited to medical, dental, life insurance and disability plans) and other Perquisites applicable to the Executive, from the level of benefits and other Perquisites to which the Executive was entitled immediately prior to the Triggering Event; and

      (5) a reasonable determination by the Executive that, as a result of a change in circumstances affecting the Company or its management, the Executive is unable to exercise effectively the authorities, duties, functions and responsibilities consistent with those attributable to the Executive's position immediately prior to the Triggering Event.

 f. "Disposition" of a Company Unit means any transaction, including sale, consolidation, merger or spin-off of any Company Unit, following which GATX no longer owns fifty percent (50%) or more of the voting stock of such Company Unit or the sale of all or substantially all of the assets of such Company Unit.

 g. "Employment Period" means the two (2) year period commencing on the day of a Triggering Event and ending two years following such day.

 h. "Perquisites" includes not only those incidental emoluments of office commonly included within the term, such as a company assigned car, club membership and financial planning assistance, but also the benefits under corporate employee benefit plans such as the GATX medical, life insurance and Pension Plans (as defined herein) and other plans and agreements relating thereto.

 i. "Total Disability" means any disability that (1) entitles the Executive to disability income benefits under the GATX Corporation Long Term Disability Income Plan as in effect on the day prior to the Triggering Event and (2) prevents the Executive, for the duration of the Employment Period, from engaging in the same or comparable type of employment as that in which the Executive was engaged on the day prior to the Triggering Event.

 j. "Triggering Event" means the first to occur of a Change of Control or the Disposition of the Company Unit by which the Executive was primarily employed on the day prior to such Change of Control or Disposition.

 2. Employment. This Agreement shall have no effect on, nor shall any of its provisions apply to, the Executive's employment or termination thereof that occurs prior to the occurrence of a Triggering Event. However, if the Executive is employed by the Company on the day prior to a Triggering Event, the Company shall continue to employ the Executive and the Executive shall remain in the employ of the Company for the duration of the Employment Period. Provided, however, subject only to the provisions of paragraphs five (5) and six (6) below, the Company may, at any time, terminate the employment of the Executive at will.

 3. Performance of Duties. During the Executive's employment by the Company, the Executive shall devote his or her best efforts and full business time exclusively to the business affairs and interests of the Company and shall faithfully and efficiently perform such duties, consistent with the status of the Executive's position, as may be assigned to the Executive from time to time by the Chief Executive Officer of the Company or the Chief Executive Officer's delegate.

 4. Compensation. During the Executive's employment by the Company, he or she shall receive a salary in such amount as may be established from time to time by the Company Unit by which the Executive is primarily employed and shall be entitled to participate, in accordance with the Company's policy and consistent with the Executive's position and salary, in all plans and all Perquisites applicable generally to other executives of the Company Unit.

 5. Termination Payments. If the Company terminates or Constructively Terminates the Executive's employment at any time during the Employment Period for any reason other than Cause or Total Disability, the Company shall promptly pay or cause to be paid to the Executive in a lump sum an amount equal to:

 a. Twice the Executive's annual salary before deductions and deferrals at the level thereof as of the day prior to the Triggering Event, plus the bonus that would have been payable to the Executive (for the year in which such termination or Constructive Termination occurs) under the GATX Management Incentive Plan (the "MIP") as in effect on the day prior to the Triggering Event, equal in amount to the product of (i) the Executive's annual salary as in effect immediately prior to the Triggering Event and (ii) the Executive's Target Bonus (as that term is defined in the MIP); minus

 b. Any amounts paid to the Executive in accordance with the Company's severance pay policies.

 In addition to the amount set forth above, the Company shall:

 (1) Permit the Executive to continue the Executive's participation (or provide equivalent coverage) in the Company Unit's medical, dental, disability and life insurance programs provided under GATX's benefit plans as in effect on the day prior to the Triggering Event until the earlier to occur of (a) the second anniversary of the date as of which the Executive's employment is terminated or Constructively Terminated or (b) the date on which the Executive becomes eligible for coverage under any other employee benefit plans providing substantially equivalent benefits at substantially equivalent levels;

 (2) Reimburse the Executive (to a maximum of ten thousand dollars ($10,000) per year) for financial and estate planning and tax return preparation for the two (2) years immediately following the Executive's termination or Constructive Termination of employment in accordance with GATX's executive financial planning program in effect on the day prior to a Triggering Event;

 (3) Reimburse the Executive (to a maximum of thirty thousand dollars ($30,000)) for the cost of outplacement services plus up to one thousand dollars ($1,000) of expenses incurred in seeking or obtaining new employment.

 6. Retirement Benefits. In addition to the foregoing, if the Executive survives for two (2) years following such termination or Constructive Termination of employment:

 a. The Company shall pay or cause to be paid to the Executive (or in the event of the Executive's death following the expiration of such two (2) year period to the Executive's surviving spouse) a Retirement Income Benefit (as hereinafter defined) calculated and paid as follows:

 (1) The Retirement Income Benefit shall be an amount equal to the difference, if any, between (a) the monthly benefit the Executive (or, in the event of the Executive's death, the Executive's surviving spouse) would have received as a monthly pension benefit under the GATX Corporation Non-Contributory Pension Plan for Salaried Employees, (the "Salaried Pension Plan") the GATX Corporation Excess Benefit
      Plan, the GATX Corporation Supplemental Benefit Plan and any other written agreement between the Executive and the Company regarding the Executive's retirement, all as in effect on the day prior to the Triggering Event, (hereinafter collectively, the "Pension Plan") assuming the Executive's employment had terminated two (2) years after the date of the Executive's termination or Constructive
      Termination of employment, and accordingly the Executive had accumulated two additional years of service credit under the Pension
      Plan at a level of compensation calculated in accordance with the immediately following sentence and (b) the amount, if any, the Executive (or, in the event of the Executive's death, the Executive's surviving spouse) actually receives as a monthly benefit under the Pension Plan. For purposes of subparagraph (a) of this paragraph, the Executive's compensation for each of the two additional years of assumed service credit shall be equal to the level of the Executive's compensation as in effect immediately prior to the Triggering Event, plus an amount equal to the average of the Covered Bonuses (as defined in Section 2.13 of the Salaried Pension Plan) paid to the Executive during the five (5) calendar year period immediately preceding the Triggering Event.

 (2) Payment of the Retirement Income Benefit shall be made in the same manner, simultaneously with and in the same form as payments are, or would have been, made to the Executive (or in the event of the Executive's death to the Executive's surviving spouse) under the Pension Plan, but shall commence no sooner than two (2) years following the Executives' termination or Constructive Termination of employment. Any election available to and validly executed by the Executive under the Pension Plan as to either an optional form of payment or as to the date on which benefits are to commence, shall be applicable to the Retirement Income Benefit and shall be utilized in calculating the amount of the Retirement Income Benefit.

 b. The Company shall permit the Executive to participate in (or shall provide equivalent coverage) on the same basis as other GATX employees who have terminated their employment at approximately the same age and after a substantially equivalent number of years of service in the GATX Corporation Medical Plan and the GATX Corporation Life Insurance Plan, both as in effect on the day prior to the Triggering Event. Such benefits shall be paid at the same time, under the same conditions and to the same extent as if the Executive's employment had continued for two (2) years after the termination or Constructive Termination of the Executive's employment.

 Notwithstanding the foregoing, if the Executive would otherwise be entitled to receive a Retirement Income Benefit hereunder but dies prior to the expiration of a two (2) year period following termination or Constructive Termination of the Executive's employment and leaves a surviving spouse, such surviving spouse shall be entitled to receive such payments and Perquisites as would be applicable to such surviving spouse under this Agreement, the Pension Plan and all other GATX employee benefit plans and policies in effect on the day prior to the Triggering Event, calculated and payable in the same manner as if the Executive had been employed by the Company on the Executive's date of death.

 7. Payment in Lieu. Except with respect to (a) compensation applicable to the Executive's employment prior to the termination or Constructive Termination thereof, (b) amounts payable under the severance pay policies described in paragraph 5(b) above, and (c) such compensation as may be payable or rights as may be exercisable on termination of employment under the GATX Salaried Employees Retirement Savings Plan, the Executive Deferred Income Plans, the Management Incentive Plan, the GATX Corporation 1985 Long Term Incentive Compensation Plan or other similar programs, all as in effect on the day prior to the Triggering Event, the amounts payable to the Executive under this Agreement shall be in lieu of any other amount payable to the Executive by the Company by reason of the Executive's termination or Constructive Termination of employment.

 8. Confidentiality. During and after the Executive's employment, the Executive will not divulge or appropriate to the Executive's own use or to the use of others any secret or confidential information or knowledge pertaining to the business of the Company or any of its subsidiaries or affiliates obtained by the Executive during such employment.

 9. Nonalienation. The interests of the Executive under the Agreement are not subject to the claims of the Executive's creditors and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered.

 10. Tax Penalties. The Company will provide complete tax and compensation data on a timely basis to the Executive and to an accounting firm designated by the Executive to enable the Executive to determine the extent, if any, to which the Executive's compensation under this Agreement and all other compensation agreements, plans and programs of the Company may be considered to be a parachute payment or excess parachute payment under section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). In the event that any such compensation is deemed to constitute an excess parachute payment that is subject to tax under Section 4999 of the Code or any successor provision thereto (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Amount") that, after payment of all Federal and state income taxes thereof (assuming the Executive is at the highest marginal federal and applicable state income tax rate in effect on the date of payment of the Gross-Up Amount) and payment of the Excise Tax on the Gross-Up Amount, is equal to the Excise Tax payable by the Executive on such excess parachute payment. The Gross-Up Amount payable with respect to each excess parachute payment shall be paid by the Company coincident with payment of such excess parachute payment.

 11. No Cumulation or Duplication of Benefits. The obligations of the Company to make payments or provide benefits hereunder are the joint and several obligations of the Company and the Company Units. Accordingly, if following the termination or Constructive Termination of the Executive's employment the Executive receives any form of compensation payments or benefits from the Company or any Company Unit or from a successor thereto or affiliate thereof, the amount of any such compensation or payment together with the fair market value of any such benefits shall be deducted from any obligation of the Company or applicable Company Unit to make payments or provide benefits to the Executive under or by reason of this Agreement.

 12. Reduction of Payments. Notwithstanding anything contained herein to the contrary, any amounts payable hereunder shall be reduced by such amount as may be necessary to make this agreement not unlawful under federal law.

 13. Amendment. This Agreement may be amended by written agreement of the parties without the consent of any other person and no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

 14. Extension. The Board of Directors of GATX may, at any time prior to the expiration or termination of this Agreement, extend the term of this Agreement for a period of up to two (2) years from the date on which the extension is approved, without any further action on the part of the Executive.

 15. Successors. This Agreement shall be binding upon, and inure to the benefit of, the heirs, executors and legal representatives of the Executive and the successors and assigns of the Company and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the assets and business of any Company Unit. The Company agrees that it will not effect the sale or other disposition of all or substantially all of its assets unless either (a) the person or entity acquiring the assets or a substantial portion of the assets shall expressly assume by an instrument in writing all duties and obligations of the Company under this Agreement or (b) the Company shall provide through the establishment of a separate reserve for the payment in full of all amounts that are or may be reasonably expected to become payable to the Executive under this Agreement.

 16. Nonwaiver. The waiver by either party of a breach of this Agreement shall not be construed as a waiver of any subsequent breach.

 17. Resolution of Disputes. Any controversy or claim arising out of or relating to this Agreement or the alleged breach thereof, shall be settled by arbitration in the City of Chicago, Illinois in accordance with the laws of the State of Illinois b arbitrators, one of whom shall be appointed by the Company or any successor thereto, one by the Executive and the third by the other two. If the other two arbitrators cannot agree on the appointment of a third arbitrator, or if either party fails within thirty (30) days after receipt of written demand to appoint an arbitrator, then such arbitrator shall be appointed by the Dean of the Business School of the University of Chicago or his delegate. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators, which shall be as provided in this paragraph 17. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event that it shall be necessary or desirable for the Executive to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any and all of his rights under this Agreement, the Executive shall be entitled to recover from the Company reasonable attorney's fees and costs and expenses incurred by the Executive in connection with the enforcement of said rights. Payments shall be made to the Executive by the Company at the time these attorney's fees and costs and expenses are incurred by the Executive. If, however, the arbitrators should later determine that under the circumstances it was unjust for the Company to have made any of these payments of attorney's fees and costs and expenses to the Executive, the Executive shall repay any such payments to the Company in accordance with the order of the arbitrators.
 Any award of the arbitrators shall include interest at a rate or rates considered just under the circumstances by the arbitrators.

 18.  Termination of Agreement.  This agreement shall terminate on December
 31, 1997, provided, however, if prior to such date, but after January 1, 1996, there shall occur either (a) a Change of Control or (b) a Disposition of a Company Unit by which the Executive is primarily employed on the day prior to such Disposition, this agreement shall remain in effect until two years following the date of the first to occur of such Change of Control or Disposition.

 Termination of this Agreement shall not affect any rights that shall have accrued to the Executive under this Agreement prior to the termination date.


 IN WITNESS WHEREOF, the Executive has hereunto set his hand, and GATX hascaused these presents to be executed in its name and on its behalf, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary.


                                       /s/ James J. Glasser
                                    ----------------------------------------
                                              Executive


                                    GATX CORPORATION

                                        /s/ Ronald H. Zech
                                    By -------------------------------------
                                              Its President

                                         March 24, 1995
                                    ----------------------------------------
                                              (Execution Date)


ATTEST:
   /s/ Janice M. Alonso
- --------------------------------
Its Assistant Secretary



            AGREEMENT FOR CONTINUED EMPLOYMENT FOLLOWING CHANGE
                 OF CONTROL OR DISPOSITION OF A SUBSIDIARY


 This Agreement is made and entered into by and between GATX Corporation ("GATX") and Ronald H. Zech, (the "Executive") on the Execution Date shown below, to be effective as of January 1, 1995.

                            W I T N E S S E T H

 WHEREAS, GATX and the Executive desire to enter into this Agreement in order to provide GATX and its consolidated subsidiaries stability of management following a Change of Control or Disposition (as those terms are defined herein) of GATX or one of its consolidated subsidiaries, to provide for the continued employment of the Executive for a period of two years following the occurrence of either such event, and to set forth the terms and conditions of such continued employment and the obligations of the parties in the event of termination thereof.

 NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

 1.   Definitions.

 a. "Cause" means a willful and material breach of this Agreement which has resulted or is likely to result in a material detriment to the financial condition, business or prospects of GATX.

 b.   "Change of Control" means the occurrence of any of the following events:

      (1) Receipt by GATX of a Schedule 13D report confirming that a person or group owns beneficially twenty percent (20%) or more of the outstanding voting stock of GATX.

      (2) Any purchase under a non-GATX tender or exchange offer for stock of GATX following which the offering person or group owns beneficially twenty percent (20%) or more of such stock.

      (3) Shareholder approval of any merger in which GATX is not the surviving corporation or survives only as a subsidiary of another corporation, consolidation or sale of all, or substantially all, of GATX's assets in one transaction or in a series of transactions.

      (4) A change in the majority of the Board of Directors of GATX not recommended by the incumbent directors.

      (The words "person" and "group", as used in this paragraph 1.b, shall have the meanings ascribed to them under Section 13(d) of the Securities Exchange Act of 1934.)

 c. "Company" includes GATX, its consolidated subsidiaries, any former subsidiary of GATX by which the Executive was primarily employed on the day prior to the Triggering Event and any successor to GATX or such subsidiary by purchase of assets or otherwise.

 d.   "Company Unit" means any corporation, included within the term
      "Company."

 e. "Constructive Termination" or "Constructively Terminates" means the effecting of any of the following actions by the Company following which the Executive terminates the Executive's employment by the Company:

      (1) a significant reduction in the nature or scope of the Executive's authority, duties, functions or responsibilities or a material change in the location at which they are to be performed or the imposition of unreasonable travel requirements;

      (2) a reduction in the Executive's compensation from that provided to the Executive immediately prior to the Triggering Event;

      (3) a diminution in the Executive's eligibility to participate in bonus, stock option, incentive award and other benefit plans from the level at which the Executive was participating therein immediately prior to the Triggering Event;

      (4) a diminution in employee benefits (including, but not limited to medical, dental, life insurance and disability plans) and other Perquisites applicable to the Executive, from the level of benefits and other Perquisites to which the Executive was entitled immediately prior to the Triggering Event; and

      (5) a reasonable determination by the Executive that, as a result of a change in circumstances affecting the Company or its management, the Executive is unable to exercise effectively the authorities, duties, functions and responsibilities consistent with those attributable to the Executive's position immediately prior to the Triggering Event.

 f. "Disposition" of a Company Unit means any transaction, including sale, consolidation, merger or spin-off of any Company Unit, following which GATX no longer owns fifty percent (50%) or more of the voting stock of such Company Unit or the sale of all or substantially all of the assets of such Company Unit.

 g. "Employment Period" means the two (2) year period commencing on the day of a Triggering Event and ending two years following such day.

 h. "Perquisites" includes not only those incidental emoluments of office commonly included within the term, such as a company assigned car, club membership and financial planning assistance, but also the benefits under corporate employee benefit plans such as the GATX medical, life insurance and Pension Plans (as defined herein) and other plans and agreements relating thereto.

 i. "Total Disability" means any disability that (1) entitles the Executive to disability income benefits under the GATX Corporation Long Term Disability Income Plan as in effect on the day prior to the Triggering Event and (2) prevents the Executive, for the duration of the Employment Period, from engaging in the same or comparable type of employment as that in which the Executive was engaged on the day prior to the Triggering Event.

 j. "Triggering Event" means the first to occur of a Change of Control or the Disposition of the Company Unit by which the Executive was primarily employed on the day prior to such Change of Control or Disposition.

 2. Employment. This Agreement shall have no effect on, nor shall any of its provisions apply to, the Executive's employment or termination thereof that occurs prior to the occurrence of a Triggering Event. However, if the Executive is employed by the Company on the day prior to a Triggering Event, the Company shall continue to employ the Executive and the Executive shall remain in the employ of the Company for the duration of the Employment Period. Provided, however, subject only to the provisions of paragraphs five (5) and six (6) below, the Company may, at any time, terminate the employment of the Executive at will.

 3. Performance of Duties. During the Executive's employment by the Company, the Executive shall devote his or her best efforts and full business time exclusively to the business affairs and interests of the Company and shall faithfully and efficiently perform such duties, consistent with the status of the Executive's position, as may be assigned to the Executive from time to time by the Chief Executive Officer of the Company or the Chief Executive Officer's delegate.

 4. Compensation. During the Executive's employment by the Company, he or she shall receive a salary in such amount as may be established from time to time by the Company Unit by which the Executive is primarily employed and shall be entitled to participate, in accordance with the Company's policy and consistent with the Executive's position and salary, in all plans and all Perquisites applicable generally to other executives of the Company Unit.

 5. Termination Payments. If the Company terminates or Constructively Terminates the Executive's employment at any time during the Employment Period for any reason other than Cause or Total Disability, the Company shall promptly pay or cause to be paid to the Executive in a lump sum an amount equal to:

 a. Twice the Executive's annual salary before deductions and deferrals at the level thereof as of the day prior to the Triggering Event, plus the bonus that would have been payable to the Executive (for the year in which such termination or Constructive Termination occurs) under the GATX Management Incentive Plan (the "MIP") as in effect on the day prior to the Triggering Event, equal in amount to the product of (i) the Executive's annual salary as in effect immediately prior to the Triggering Event and (ii) the Executive's Target Bonus (as that term is defined in the MIP); minus

 b. Any amounts paid to the Executive in accordance with the Company's severance pay policies.

 In addition to the amount set forth above, the Company shall:

 (1) Permit the Executive to continue the Executive's participation (or provide equivalent coverage) in the Company Unit's medical, dental, disability and life insurance programs provided under GATX's benefit plans as in effect on the day prior to the Triggering Event until the earlier to occur of (a) the second anniversary of the date as of which the Executive's employment is terminated or Constructively Terminated or (b) the date on which the Executive becomes eligible for coverage under any other employee benefit plans providing substantially equivalent benefits at substantially equivalent levels;

 (2) Reimburse the Executive (to a maximum of five thousand dollars ($5,000) per year) for financial and estate planning and tax return preparation for the two (2) years immediately following the Executive's termination or Constructive Termination of employment in accordance with GATX's executive financial planning program in effect on the day prior to a Triggering Event;

 (3) Reimburse the Executive (to a maximum of thirty thousand dollars ($30,000)) for the cost of outplacement services plus up to one thousand dollars ($1,000) of expenses incurred in seeking or obtaining new employment.

 6. Retirement Benefits. In addition to the foregoing, if the Executive survives for two (2) years following such termination or Constructive Termination of employment:

 a. The Company shall pay or cause to be paid to the Executive (or in the event of the Executive's death following the expiration of such two (2) year period to the Executive's surviving spouse) a Retirement Income Benefit (as hereinafter defined) calculated and paid as follows:

 (1) The Retirement Income Benefit shall be an amount equal to the difference, if any, between (a) the monthly benefit the Executive (or, in the event of the Executive's death, the Executive's surviving spouse) would have received as a monthly pension benefit under the GATX Corporation Non-Contributory Pension Plan for Salaried Employees, (the "Salaried Pension Plan") the GATX Corporation Excess Benefit
      Plan, the GATX Corporation Supplemental Benefit Plan and any other written agreement between the Executive and the Company regarding the Executive's retirement, all as in effect on the day prior to the Triggering Event, (hereinafter collectively, the "Pension Plan") assuming the Executive's employment had terminated two (2) years after the date of the Executive's termination or Constructive
      Termination of employment, and accordingly the Executive had accumulated two additional years of service credit under the Pension
      Plan at a level of compensation calculated in accordance with the immediately following sentence and (b) the amount, if any, the Executive (or, in the event of the Executive's death, the Executive's surviving spouse) actually receives as a monthly benefit under the Pension Plan. For purposes of subparagraph (a) of this paragraph, the Executive's compensation for each of the two additional years of assumed service credit shall be equal to the level of the Executive's compensation as in effect immediately prior to the Triggering Event, plus an amount equal to the average of the Covered Bonuses (as defined in Section 2.13 of the Salaried Pension Plan) paid to the Executive during the five (5) calendar year period immediately preceding the Triggering Event.

 (2) Payment of the Retirement Income Benefit shall be made in the same manner, simultaneously with and in the same form as payments are, or would have been, made to the Executive (or in the event of the Executive's death to the Executive's surviving spouse) under the Pension Plan, but shall commence no sooner than two (2) years following the Executives' termination or Constructive Termination of employment. Any election available to and validly executed by the Executive under the Pension Plan as to either an optional form of payment or as to the date on which benefits are to commence, shall be applicable to the Retirement Income Benefit and shall be utilized in calculating the amount of the Retirement Income Benefit.

 b. The Company shall permit the Executive to participate in (or shall provide equivalent coverage) on the same basis as other GATX employees who have terminated their employment at approximately the same age and after a substantially equivalent number of years of service in the GATX Corporation Medical Plan and the GATX Corporation Life Insurance Plan, both as in effect on the day prior to the Triggering Event. Such benefits shall be paid at the same time, under the same conditions and to the same extent as if the Executive's employment had continued for two (2) years after the termination or Constructive Termination of the Executive's employment.

 Notwithstanding the foregoing, if the Executive would otherwise be entitled to receive a Retirement Income Benefit hereunder but dies prior to the expiration of a two (2) year period following termination or Constructive Termination of the Executive's employment and leaves a surviving spouse, such surviving spouse shall be entitled to receive such payments and Perquisites as would be applicable to such surviving spouse under this Agreement, the Pension Plan and all other GATX employee benefit plans and policies in effect on the day prior to the Triggering Event, calculated and payable in the same manner as if the Executive had been employed by the Company on the Executive's date of death.

 7. Payment in Lieu. Except with respect to (a) compensation applicable to the Executive's employment prior to the termination or Constructive Termination thereof, (b) amounts payable under the severance pay policies described in paragraph 5(b) above, and (c) such compensation as may be payable or rights as may be exercisable on termination of employment under the GATX Salaried Employees Retirement Savings Plan, the Executive Deferred Income Plans, the Management Incentive Plan, the GATX Corporation 1985 Long Term Incentive Compensation Plan or other similar programs, all as in effect on the day prior to the Triggering Event, the amounts payable to the Executive under this Agreement shall be in lieu of any other amount payable to the Executive by the Company by reason of the Executive's termination or Constructive Termination of employment.

 8. Confidentiality. During and after the Executive's employment, the Executive will not divulge or appropriate to the Executive's own use or to the use of others any secret or confidential information or knowledge pertaining to the business of the Company or any of its subsidiaries or affiliates obtained by the Executive during such employment.

 9. Nonalienation. The interests of the Executive under the Agreement are not subject to the claims of the Executive's creditors and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered.

 10. Tax Penalties. The Company will provide complete tax and compensation data on a timely basis to the Executive and to an accounting firm designated by the Executive to enable the Executive to determine the extent, if any, to which the Executive's compensation under this Agreement and all other compensation agreements, plans and programs of the Company may be considered to be a parachute payment or excess parachute payment under section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). In the event that any such compensation is deemed to constitute an excess parachute payment that is subject to tax under Section 4999 of the Code or any successor provision thereto (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Amount") that, after payment of all Federal and state income taxes thereof (assuming the Executive is at the highest marginal federal and applicable state income tax rate in effect on the date of payment of the Gross-Up Amount) and payment of the Excise Tax on the Gross-Up Amount, is equal to the Excise Tax payable by the Executive on such excess parachute payment. The Gross-Up Amount payable with respect to each excess parachute payment shall be paid by the Company coincident with payment of such excess parachute payment.

 11. No Cumulation or Duplication of Benefits. The obligations of the Company to make payments or provide benefits hereunder are the joint and several obligations of the Company and the Company Units. Accordingly, if following the termination or Constructive Termination of the Executive's employment the Executive receives any form of compensation payments or benefits from the Company or any Company Unit or from a successor thereto or affiliate thereof, the amount of any such compensation or payment together with the fair market value of any such benefits shall be deducted from any obligation of the Company or applicable Company Unit to make payments or provide benefits to the Executive under or by reason of this Agreement.

 12. Reduction of Payments. Notwithstanding anything contained herein to the contrary, any amounts payable hereunder shall be reduced by such amount as may be necessary to make this agreement not unlawful under federal law.

 13. Amendment. This Agreement may be amended by written agreement of the parties without the consent of any other person and no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

 14. Extension. The Board of Directors of GATX may, at any time prior to the expiration or termination of this Agreement, extend the term of this Agreement for a period of up to two (2) years from the date on which the extension is approved, without any further action on the part of the Executive.

 15. Successors. This Agreement shall be binding upon, and inure to the benefit of, the heirs, executors and legal representatives of the Executive and the successors and assigns of the Company and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the assets and business of any Company Unit. The Company agrees that it will not effect the sale or other disposition of all or substantially all of its assets unless either (a) the person or entity acquiring the assets or a substantial portion of the assets shall expressly assume by an instrument in writing all duties and obligations of the Company under this Agreement or (b) the Company shall provide through the establishment of a separate reserve for the payment in full of all amounts that are or may be reasonably expected to become payable to the Executive under this Agreement.

 16. Nonwaiver. The waiver by either party of a breach of this Agreement shall not be construed as a waiver of any subsequent breach.

 17. Resolution of Disputes. Any controversy or claim arising out of or relating to this Agreement or the alleged breach thereof, shall be settled by arbitration in the City of Chicago, Illinois in accordance with the laws of the State of Illinois b arbitrators, one of whom shall be appointed by the Company or any successor thereto, one by the Executive and the third by the other two. If the other two arbitrators cannot agree on the appointment of a third arbitrator, or if either party fails within thirty (30) days after receipt of written demand to appoint an arbitrator, then such arbitrator shall be appointed by the Dean of the Business School of the University of Chicago or his delegate. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators, which shall be as provided in this paragraph 17. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event that it shall be necessary or desirable for the Executive to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any and all of his rights under this Agreement, the Executive shall be entitled to recover from the Company reasonable attorney's fees and costs and expenses incurred by the Executive in connection with the enforcement of said rights. Payments shall be made to the Executive by the Company at the time these attorney's fees and costs and expenses are incurred by the Executive. If, however, the arbitrators should later determine that under the circumstances it was unjust for the Company to have made any of these payments of attorney's fees and costs and expenses to the Executive, the Executive shall repay any such payments to the Company in accordance with the order of the arbitrators.
 Any award of the arbitrators shall include interest at a rate or rates considered just under the circumstances by the arbitrators.

 18.  Termination of Agreement.  This agreement shall terminate on December
 31, 1997, provided, however, if prior to such date, but after January 1, 1996, there shall occur either (a) a Change of Control or (b) a Disposition of a Company Unit by which the Executive is primarily employed on the day prior to such Disposition, this agreement shall remain in effect until two years following the date of the first to occur of such Change of Control or Disposition.

 Termination of this Agreement shall not affect any rights that shall have accrued to the Executive under this Agreement prior to the termination date.


 IN WITNESS WHEREOF, the Executive has hereunto set his hand, and GATX hascaused these presents to be executed in its name and on its behalf, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary.


                                              /s/ Ronald H. Zech
                                    ----------------------------------------
                                              Executive


                                    GATX CORPORATION

                                             /s/ James J. Glasser
                                    By -------------------------------------
                                              Its Chairman of the Board

                                                 March 23, 1995
                                    ----------------------------------------
                                              (Execution Date)


ATTEST:
 /s/ Janice M. Alonso
- --------------------------------
Its Assistant Secretary




            AGREEMENT FOR CONTINUED EMPLOYMENT FOLLOWING CHANGE
                 OF CONTROL OR DISPOSITION OF A SUBSIDIARY


 This Agreement is made and entered into by and between GATX Corporation ("GATX") and David M. Edwards, (the "Executive") on the Execution Date shown below, to be effective as of January 1, 1995.

                            W I T N E S S E T H

 WHEREAS, GATX and the Executive desire to enter into this Agreement in order to provide GATX and its consolidated subsidiaries stability of management following a Change of Control or Disposition (as those terms are defined herein) of GATX or one of its consolidated subsidiaries, to provide for the continued employment of the Executive for a period of two years following the occurrence of either such event, and to set forth the terms and conditions of such continued employment and the obligations of the parties in the event of termination thereof.

 NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

 1.   Definitions.

 a. "Cause" means a willful and material breach of this Agreement which has resulted or is likely to result in a material detriment to the financial condition, business or prospects of GATX.

 b.   "Change of Control" means the occurrence of any of the following events:

      (1) Receipt by GATX of a Schedule 13D report confirming that a person or group owns beneficially twenty percent (20%) or more of the outstanding voting stock of GATX.

      (2) Any purchase under a non-GATX tender or exchange offer for stock of GATX following which the offering person or group owns beneficially twenty percent (20%) or more of such stock.

      (3) Shareholder approval of any merger in which GATX is not the surviving corporation or survives only as a subsidiary of another corporation, consolidation or sale of all, or substantially all, of GATX's assets in one transaction or in a series of transactions.

      (4) A change in the majority of the Board of Directors of GATX not recommended by the incumbent directors.

      (The words "person" and "group", as used in this paragraph 1.b, shall have the meanings ascribed to them under Section 13(d) of the Securities Exchange Act of 1934.)

 c. "Company" includes GATX, its consolidated subsidiaries, any former subsidiary of GATX by which the Executive was primarily employed on the day prior to the Triggering Event and any successor to GATX or such subsidiary by purchase of assets or otherwise.

 d.   "Company Unit" means any corporation, included within the term
      "Company."

 e. "Constructive Termination" or "Constructively Terminates" means the effecting of any of the following actions by the Company following which the Executive terminates the Executive's employment by the Company:

      (1) a significant reduction in the nature or scope of the Executive's authority, duties, functions or responsibilities or a material change in the location at which they are to be performed or the imposition of unreasonable travel requirements;

      (2) a reduction in the Executive's compensation from that provided to the Executive immediately prior to the Triggering Event;

      (3) a diminution in the Executive's eligibility to participate in bonus, stock option, incentive award and other benefit plans from the level at which the Executive was participating therein immediately prior to the Triggering Event;

      (4) a diminution in employee benefits (including, but not limited to medical, dental, life insurance and disability plans) and other Perquisites applicable to the Executive, from the level of benefits and other Perquisites to which the Executive was entitled immediately prior to the Triggering Event; and

      (5) a reasonable determination by the Executive that, as a result of a change in circumstances affecting the Company or its management, the Executive is unable to exercise effectively the authorities, duties, functions and responsibilities consistent with those attributable to the Executive's position immediately prior to the Triggering Event.

 f. "Disposition" of a Company Unit means any transaction, including sale, consolidation, merger or spin-off of any Company Unit, following which GATX no longer owns fifty percent (50%) or more of the voting stock of such Company Unit or the sale of all or substantially all of the assets of such Company Unit.

 g. "Employment Period" means the two (2) year period commencing on the day of a Triggering Event and ending two years following such day.

 h. "Perquisites" includes not only those incidental emoluments of office commonly included within the term, such as a company assigned car, club membership and financial planning assistance, but also the benefits under corporate employee benefit plans such as the GATX medical, life insurance and Pension Plans (as defined herein) and other plans and agreements relating thereto.

 i. "Total Disability" means any disability that (1) entitles the Executive to disability income benefits under the GATX Corporation Long Term Disability Income Plan as in effect on the day prior to the Triggering Event and (2) prevents the Executive, for the duration of the Employment Period, from engaging in the same or comparable type of employment as that in which the Executive was engaged on the day prior to the Triggering Event.

 j. "Triggering Event" means the first to occur of a Change of Control or the Disposition of the Company Unit by which the Executive was primarily employed on the day prior to such Change of Control or Disposition.

 2. Employment. This Agreement shall have no effect on, nor shall any of its provisions apply to, the Executive's employment or termination thereof that occurs prior to the occurrence of a Triggering Event. However, if the Executive is employed by the Company on the day prior to a Triggering Event, the Company shall continue to employ the Executive and the Executive shall remain in the employ of the Company for the duration of the Employment Period. Provided, however, subject only to the provisions of paragraphs five (5) and six (6) below, the Company may, at any time, terminate the employment of the Executive at will.

 3. Performance of Duties. During the Executive's employment by the Company, the Executive shall devote his or her best efforts and full business time exclusively to the business affairs and interests of the Company and shall faithfully and efficiently perform such duties, consistent with the status of the Executive's position, as may be assigned to the Executive from time to time by the Chief Executive Officer of the Company or the Chief Executive Officer's delegate.

 4. Compensation. During the Executive's employment by the Company, he or she shall receive a salary in such amount as may be established from time to time by the Company Unit by which the Executive is primarily employed and shall be entitled to participate, in accordance with the Company's policy and consistent with the Executive's position and salary, in all plans and all Perquisites applicable generally to other executives of the Company Unit.

 5. Termination Payments. If the Company terminates or Constructively Terminates the Executive's employment at any time during the Employment Period for any reason other than Cause or Total Disability, the Company shall promptly pay or cause to be paid to the Executive in a lump sum an amount equal to:

 a. Twice the Executive's annual salary before deductions and deferrals at the level thereof as of the day prior to the Triggering Event, plus the bonus that would have been payable to the Executive (for the year in which such termination or Constructive Termination occurs) under the GATX Management Incentive Plan (the "MIP") as in effect on the day prior to the Triggering Event, equal in amount to the product of (i) the Executive's annual salary as in effect immediately prior to the Triggering Event and (ii) the Executive's Target Bonus (as that term is defined in the MIP); minus

 b. Any amounts paid to the Executive in accordance with the Company's severance pay policies.

 In addition to the amount set forth above, the Company shall:

 (1) Permit the Executive to continue the Executive's participation (or provide equivalent coverage) in the Company Unit's medical, dental, disability and life insurance programs provided under GATX's benefit plans as in effect on the day prior to the Triggering Event until the earlier to occur of (a) the second anniversary of the date as of which the Executive's employment is terminated or Constructively Terminated or (b) the date on which the Executive becomes eligible for coverage under any other employee benefit plans providing substantially equivalent benefits at substantially equivalent levels;

 (2) Reimburse the Executive (to a maximum of five thousand dollars ($5,000) per year) for financial and estate planning and tax return preparation for the two (2) years immediately following the Executive's termination or Constructive Termination of employment in accordance with GATX's executive financial planning program in effect on the day prior to a Triggering Event;

 (3) Reimburse the Executive (to a maximum of thirty thousand dollars ($30,000)) for the cost of outplacement services plus up to one thousand dollars ($1,000) of expenses incurred in seeking or obtaining new employment.

 6. Retirement Benefits. In addition to the foregoing, if the Executive survives for two (2) years following such termination or Constructive Termination of employment:

 a. The Company shall pay or cause to be paid to the Executive (or in the event of the Executive's death following the expiration of such two (2) year period to the Executive's surviving spouse) a Retirement Income Benefit (as hereinafter defined) calculated and paid as follows:

 (1) The Retirement Income Benefit shall be an amount equal to the difference, if any, between (a) the monthly benefit the Executive (or, in the event of the Executive's death, the Executive's surviving spouse) would have received as a monthly pension benefit under the GATX Corporation Non-Contributory Pension Plan for Salaried Employees, (the "Salaried Pension Plan") the GATX Corporation Excess Benefit
      Plan, the GATX Corporation Supplemental Benefit Plan and any other written agreement between the Executive and the Company regarding the Executive's retirement, all as in effect on the day prior to the Triggering Event, (hereinafter collectively, the "Pension Plan") assuming the Executive's employment had terminated two (2) years after the date of the Executive's termination or Constructive
      Termination of employment, and accordingly the Executive had accumulated two additional years of service credit under the Pension
      Plan at a level of compensation calculated in accordance with the immediately following sentence and (b) the amount, if any, the Executive (or, in the event of the Executive's death, the Executive's surviving spouse) actually receives as a monthly benefit under the Pension Plan. For purposes of subparagraph (a) of this paragraph, the Executive's compensation for each of the two additional years of assumed service credit shall be equal to the level of the Executive's compensation as in effect immediately prior to the Triggering Event, plus an amount equal to the average of the Covered Bonuses (as defined in Section 2.13 of the Salaried Pension Plan) paid to the Executive during the five (5) calendar year period immediately preceding the Triggering Event.

 (2) Payment of the Retirement Income Benefit shall be made in the same manner, simultaneously with and in the same form as payments are, or would have been, made to the Executive (or in the event of the Executive's death to the Executive's surviving spouse) under the Pension Plan, but shall commence no sooner than two (2) years following the Executives' termination or Constructive Termination of employment. Any election available to and validly executed by the Executive under the Pension Plan as to either an optional form of payment or as to the date on which benefits are to commence, shall be applicable to the Retirement Income Benefit and shall be utilized in calculating the amount of the Retirement Income Benefit.

 b. The Company shall permit the Executive to participate in (or shall provide equivalent coverage) on the same basis as other GATX employees who have terminated their employment at approximately the same age and after a substantially equivalent number of years of service in the GATX Corporation Medical Plan and the GATX Corporation Life Insurance Plan, both as in effect on the day prior to the Triggering Event. Such benefits shall be paid at the same time, under the same conditions and to the same extent as if the Executive's employment had continued for two (2) years after the termination or Constructive Termination of the Executive's employment.

 Notwithstanding the foregoing, if the Executive would otherwise be entitled to receive a Retirement Income Benefit hereunder but dies prior to the expiration of a two (2) year period following termination or Constructive Termination of the Executive's employment and leaves a surviving spouse, such surviving spouse shall be entitled to receive such payments and Perquisites as would be applicable to such surviving spouse under this Agreement, the Pension Plan and all other GATX employee benefit plans and policies in effect on the day prior to the Triggering Event, calculated and payable in the same manner as if the Executive had been employed by the Company on the Executive's date of death.

 7. Payment in Lieu. Except with respect to (a) compensation applicable to the Executive's employment prior to the termination or Constructive Termination thereof, (b) amounts payable under the severance pay policies described in paragraph 5(b) above, and (c) such compensation as may be payable or rights as may be exercisable on termination of employment under the GATX Salaried Employees Retirement Savings Plan, the Executive Deferred Income Plans, the Management Incentive Plan, the GATX Corporation 1985 Long Term Incentive Compensation Plan or other similar programs, all as in effect on the day prior to the Triggering Event, the amounts payable to the Executive under this Agreement shall be in lieu of any other amount payable to the Executive by the Company by reason of the Executive's termination or Constructive Termination of employment.

 8. Confidentiality. During and after the Executive's employment, the Executive will not divulge or appropriate to the Executive's own use or to the use of others any secret or confidential information or knowledge pertaining to the business of the Company or any of its subsidiaries or affiliates obtained by the Executive during such employment.

 9. Nonalienation. The interests of the Executive under the Agreement are not subject to the claims of the Executive's creditors and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered.

 10. Tax Penalties. The Company will provide complete tax and compensation data on a timely basis to the Executive and to an accounting firm designated by the Executive to enable the Executive to determine the extent, if any, to which the Executive's compensation under this Agreement and all other compensation agreements, plans and programs of the Company may be considered to be a parachute payment or excess parachute payment under section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). In the event that any such compensation is deemed to constitute an excess parachute payment that is subject to tax under Section 4999 of the Code or any successor provision thereto (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Amount") that, after payment of all Federal and state income taxes thereof (assuming the Executive is at the highest marginal federal and applicable state income tax rate in effect on the date of payment of the Gross-Up Amount) and payment of the Excise Tax on the Gross-Up Amount, is equal to the Excise Tax payable by the Executive on such excess parachute payment. The Gross-Up Amount payable with respect to each excess parachute payment shall be paid by the Company coincident with payment of such excess parachute payment.

 11. No Cumulation or Duplication of Benefits. The obligations of the Company to make payments or provide benefits hereunder are the joint and several obligations of the Company and the Company Units. Accordingly, if following the termination or Constructive Termination of the Executive's employment the Executive receives any form of compensation payments or benefits from the Company or any Company Unit or from a successor thereto or affiliate thereof, the amount of any such compensation or payment together with the fair market value of any such benefits shall be deducted from any obligation of the Company or applicable Company Unit to make payments or provide benefits to the Executive under or by reason of this Agreement.

 12. Reduction of Payments. Notwithstanding anything contained herein to the contrary, any amounts payable hereunder shall be reduced by such amount as may be necessary to make this agreement not unlawful under federal law.

 13. Amendment. This Agreement may be amended by written agreement of the parties without the consent of any other person and no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

 14. Extension. The Board of Directors of GATX may, at any time prior to the expiration or termination of this Agreement, extend the term of this Agreement for a period of up to two (2) years from the date on which the extension is approved, without any further action on the part of the Executive.

 15. Successors. This Agreement shall be binding upon, and inure to the benefit of, the heirs, executors and legal representatives of the Executive and the successors and assigns of the Company and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the assets and business of any Company Unit. The Company agrees that it will not effect the sale or other disposition of all or substantially all of its assets unless either (a) the person or entity acquiring the assets or a substantial portion of the assets shall expressly assume by an instrument in writing all duties and obligations of the Company under this Agreement or (b) the Company shall provide through the establishment of a separate reserve for the payment in full of all amounts that are or may be reasonably expected to become payable to the Executive under this Agreement.

 16. Nonwaiver. The waiver by either party of a breach of this Agreement shall not be construed as a waiver of any subsequent breach.

 17. Resolution of Disputes. Any controversy or claim arising out of or relating to this Agreement or the alleged breach thereof, shall be settled by arbitration in the City of Chicago, Illinois in accordance with the laws of the State of Illinois b arbitrators, one of whom shall be appointed by the Company or any successor thereto, one by the Executive and the third by the other two. If the other two arbitrators cannot agree on the appointment of a third arbitrator, or if either party fails within thirty (30) days after receipt of written demand to appoint an arbitrator, then such arbitrator shall be appointed by the Dean of the Business School of the University of Chicago or his delegate. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators, which shall be as provided in this paragraph 17. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event that it shall be necessary or desirable for the Executive to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any and all of his rights under this Agreement, the Executive shall be entitled to recover from the Company reasonable attorney's fees and costs and expenses incurred by the Executive in connection with the enforcement of said rights. Payments shall be made to the Executive by the Company at the time these attorney's fees and costs and expenses are incurred by the Executive. If, however, the arbitrators should later determine that under the circumstances it was unjust for the Company to have made any of these payments of attorney's fees and costs and expenses to the Executive, the Executive shall repay any such payments to the Company in accordance with the order of the arbitrators.
 Any award of the arbitrators shall include interest at a rate or rates considered just under the circumstances by the arbitrators.

 18.  Termination of Agreement.  This agreement shall terminate on December
 31, 1997, provided, however, if prior to such date, but after January 1, 1996, there shall occur either (a) a Change of Control or (b) a Disposition of a Company Unit by which the Executive is primarily employed on the day prior to such Disposition, this agreement shall remain in effect until two years following the date of the first to occur of such Change of Control or Disposition.

 Termination of this Agreement shall not affect any rights that shall have accrued to the Executive under this Agreement prior to the termination date.


 IN WITNESS WHEREOF, the Executive has hereunto set his hand, and GATX hascaused these presents to be executed in its name and on its behalf, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary.


                                       /s/ David M. Edwards
                                    ----------------------------------------
                                              Executive


                                    GATX CORPORATION

                                            /s/ James J. Glasser
                                    By -------------------------------------
                                              Its Chairman of the Board

                                            March 23, 1995
                                    ----------------------------------------
                                              (Execution Date)


ATTEST:
  /s/ Janice Alonso
- --------------------------------
Its Assistant Secretary




            AGREEMENT FOR CONTINUED EMPLOYMENT FOLLOWING CHANGE
                 OF CONTROL OR DISPOSITION OF A SUBSIDIARY


 This Agreement is made and entered into by and between GATX Corporation ("GATX") and William L. Chambers, (the "Executive") on the Execution Date shown below, to be effective as of January 1, 1995.

                            W I T N E S S E T H

 WHEREAS, GATX and the Executive desire to enter into this Agreement in order to provide GATX and its consolidated subsidiaries stability of management following a Change of Control or Disposition (as those terms are defined herein) of GATX or one of its consolidated subsidiaries, to provide for the continued employment of the Executive for a period of two years following the occurrence of either such event, and to set forth the terms and conditions of such continued employment and the obligations of the parties in the event of termination thereof.

 NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

 1.   Definitions.

 a. "Cause" means a willful and material breach of this Agreement which has resulted or is likely to result in a material detriment to the financial condition, business or prospects of GATX.

 b.   "Change of Control" means the occurrence of any of the following events:

      (1) Receipt by GATX of a Schedule 13D report confirming that a person or group owns beneficially twenty percent (20%) or more of the outstanding voting stock of GATX.

      (2) Any purchase under a non-GATX tender or exchange offer for stock of GATX following which the offering person or group owns beneficially twenty percent (20%) or more of such stock.

      (3) Shareholder approval of any merger in which GATX is not the surviving corporation or survives only as a subsidiary of another corporation, consolidation or sale of all, or substantially all, of GATX's assets in one transaction or in a series of transactions.

      (4) A change in the majority of the Board of Directors of GATX not recommended by the incumbent directors.

      (The words "person" and "group", as used in this paragraph 1.b, shall have the meanings ascribed to them under Section 13(d) of the Securities Exchange Act of 1934.)

 c. "Company" includes GATX, its consolidated subsidiaries, any former subsidiary of GATX by which the Executive was primarily employed on the day prior to the Triggering Event and any successor to GATX or such subsidiary by purchase of assets or otherwise.

 d.   "Company Unit" means any corporation, included within the term
      "Company."

 e. "Constructive Termination" or "Constructively Terminates" means the effecting of any of the following actions by the Company following which the Executive terminates the Executive's employment by the Company:

      (1) a significant reduction in the nature or scope of the Executive's authority, duties, functions or responsibilities or a material change in the location at which they are to be performed or the imposition of unreasonable travel requirements;

      (2) a reduction in the Executive's compensation from that provided to the Executive immediately prior to the Triggering Event;

      (3) a diminution in the Executive's eligibility to participate in bonus, stock option, incentive award and other benefit plans from the level at which the Executive was participating therein immediately prior to the Triggering Event;

      (4) a diminution in employee benefits (including, but not limited to medical, dental, life insurance and disability plans) and other Perquisites applicable to the Executive, from the level of benefits and other Perquisites to which the Executive was entitled immediately prior to the Triggering Event; and

      (5) a reasonable determination by the Executive that, as a result of a change in circumstances affecting the Company or its management, the Executive is unable to exercise effectively the authorities, duties, functions and responsibilities consistent with those attributable to the Executive's position immediately prior to the Triggering Event.

 f. "Disposition" of a Company Unit means any transaction, including sale, consolidation, merger or spin-off of any Company Unit, following which GATX no longer owns fifty percent (50%) or more of the voting stock of such Company Unit or the sale of all or substantially all of the assets of such Company Unit.

 g. "Employment Period" means the two (2) year period commencing on the day of a Triggering Event and ending two years following such day.

 h. "Perquisites" includes not only those incidental emoluments of office commonly included within the term, such as a company assigned car, club membership and financial planning assistance, but also the benefits under corporate employee benefit plans such as the GATX medical, life insurance and Pension Plans (as defined herein) and other plans and agreements relating thereto.

 i. "Total Disability" means any disability that (1) entitles the Executive to disability income benefits under the GATX Corporation Long Term Disability Income Plan as in effect on the day prior to the Triggering Event and (2) prevents the Executive, for the duration of the Employment Period, from engaging in the same or comparable type of employment as that in which the Executive was engaged on the day prior to the Triggering Event.

 j. "Triggering Event" means the first to occur of a Change of Control or the Disposition of the Company Unit by which the Executive was primarily employed on the day prior to such Change of Control or Disposition.

 2. Employment. This Agreement shall have no effect on, nor shall any of its provisions apply to, the Executive's employment or termination thereof that occurs prior to the occurrence of a Triggering Event. However, if the Executive is employed by the Company on the day prior to a Triggering Event, the Company shall continue to employ the Executive and the Executive shall remain in the employ of the Company for the duration of the Employment Period. Provided, however, subject only to the provisions of paragraphs five (5) and six (6) below, the Company may, at any time, terminate the employment of the Executive at will.

 3. Performance of Duties. During the Executive's employment by the Company, the Executive shall devote his or her best efforts and full business time exclusively to the business affairs and interests of the Company and shall faithfully and efficiently perform such duties, consistent with the status of the Executive's position, as may be assigned to the Executive from time to time by the Chief Executive Officer of the Company or the Chief Executive Officer's delegate.

 4. Compensation. During the Executive's employment by the Company, he or she shall receive a salary in such amount as may be established from time to time by the Company Unit by which the Executive is primarily employed and shall be entitled to participate, in accordance with the Company's policy and consistent with the Executive's position and salary, in all plans and all Perquisites applicable generally to other executives of the Company Unit.

 5. Termination Payments. If the Company terminates or Constructively Terminates the Executive's employment at any time during the Employment Period for any reason other than Cause or Total Disability, the Company shall promptly pay or cause to be paid to the Executive in a lump sum an amount equal to:

 a. Twice the Executive's annual salary before deductions and deferrals at the level thereof as of the day prior to the Triggering Event, plus the bonus that would have been payable to the Executive (for the year in which such termination or Constructive Termination occurs) under the GATX Management Incentive Plan (the "MIP") as in effect on the day prior to the Triggering Event, equal in amount to the product of (i) the Executive's annual salary as in effect immediately prior to the Triggering Event and (ii) the Executive's Target Bonus (as that term is defined in the MIP); minus

 b. Any amounts paid to the Executive in accordance with the Company's severance pay policies.

 In addition to the amount set forth above, the Company shall:

 (1) Permit the Executive to continue the Executive's participation (or provide equivalent coverage) in the Company Unit's medical, dental, disability and life insurance programs provided under GATX's benefit plans as in effect on the day prior to the Triggering Event until the earlier to occur of (a) the second anniversary of the date as of which the Executive's employment is terminated or Constructively Terminated or (b) the date on which the Executive becomes eligible for coverage under any other employee benefit plans providing substantially equivalent benefits at substantially equivalent levels;

 (2) Reimburse the Executive (to a maximum of five thousand dollars ($5,000) per year) for financial and estate planning and tax return preparation for the two (2) years immediately following the Executive's termination or Constructive Termination of employment in accordance with GATX's executive financial planning program in effect on the day prior to a Triggering Event;

 (3) Reimburse the Executive (to a maximum of thirty thousand dollars ($30,000)) for the cost of outplacement services plus up to one thousand dollars ($1,000) of expenses incurred in seeking or obtaining new employment.

 6. Retirement Benefits. In addition to the foregoing, if the Executive survives for two (2) years following such termination or Constructive Termination of employment:

 a. The Company shall pay or cause to be paid to the Executive (or in the event of the Executive's death following the expiration of such two (2) year period to the Executive's surviving spouse) a Retirement Income Benefit (as hereinafter defined) calculated and paid as follows:

 (1) The Retirement Income Benefit shall be an amount equal to the difference, if any, between (a) the monthly benefit the Executive (or, in the event of the Executive's death, the Executive's surviving spouse) would have received as a monthly pension benefit under the GATX Corporation Non-Contributory Pension Plan for Salaried Employees, (the "Salaried Pension Plan") the GATX Corporation Excess Benefit
      Plan, the GATX Corporation Supplemental Benefit Plan and any other written agreement between the Executive and the Company regarding the Executive's retirement, all as in effect on the day prior to the Triggering Event, (hereinafter collectively, the "Pension Plan") assuming the Executive's employment had terminated two (2) years after the date of the Executive's termination or Constructive
      Termination of employment, and accordingly the Executive had accumulated two additional years of service credit under the Pension
      Plan at a level of compensation calculated in accordance with the immediately following sentence and (b) the amount, if any, the Executive (or, in the event of the Executive's death, the Executive's surviving spouse) actually receives as a monthly benefit under the Pension Plan. For purposes of subparagraph (a) of this paragraph, the Executive's compensation for each of the two additional years of assumed service credit shall be equal to the level of the Executive's compensation as in effect immediately prior to the Triggering Event, plus an amount equal to the average of the Covered Bonuses (as defined in Section 2.13 of the Salaried Pension Plan) paid to the Executive during the five (5) calendar year period immediately preceding the Triggering Event.

 (2) Payment of the Retirement Income Benefit shall be made in the same manner, simultaneously with and in the same form as payments are, or would have been, made to the Executive (or in the event of the Executive's death to the Executive's surviving spouse) under the Pension Plan, but shall commence no sooner than two (2) years following the Executives' termination or Constructive Termination of employment. Any election available to and validly executed by the Executive under the Pension Plan as to either an optional form of payment or as to the date on which benefits are to commence, shall be applicable to the Retirement Income Benefit and shall be utilized in calculating the amount of the Retirement Income Benefit.

 b. The Company shall permit the Executive to participate in (or shall provide equivalent coverage) on the same basis as other GATX employees who have terminated their employment at approximately the same age and after a substantially equivalent number of years of service in the GATX Corporation Medical Plan and the GATX Corporation Life Insurance Plan, both as in effect on the day prior to the Triggering Event. Such benefits shall be paid at the same time, under the same conditions and to the same extent as if the Executive's employment had continued for two (2) years after the termination or Constructive Termination of the Executive's employment.

 Notwithstanding the foregoing, if the Executive would otherwise be entitled to receive a Retirement Income Benefit hereunder but dies prior to the expiration of a two (2) year period following termination or Constructive Termination of the Executive's employment and leaves a surviving spouse, such surviving spouse shall be entitled to receive such payments and Perquisites as would be applicable to such surviving spouse under this Agreement, the Pension Plan and all other GATX employee benefit plans and policies in effect on the day prior to the Triggering Event, calculated and payable in the same manner as if the Executive had been employed by the Company on the Executive's date of death.

 7. Payment in Lieu. Except with respect to (a) compensation applicable to the Executive's employment prior to the termination or Constructive Termination thereof, (b) amounts payable under the severance pay policies described in paragraph 5(b) above, and (c) such compensation as may be payable or rights as may be exercisable on termination of employment under the GATX Salaried Employees Retirement Savings Plan, the Executive Deferred Income Plans, the Management Incentive Plan, the GATX Corporation 1985 Long Term Incentive Compensation Plan or other similar programs, all as in effect on the day prior to the Triggering Event, the amounts payable to the Executive under this Agreement shall be in lieu of any other amount payable to the Executive by the Company by reason of the Executive's termination or Constructive Termination of employment.

 8. Confidentiality. During and after the Executive's employment, the Executive will not divulge or appropriate to the Executive's own use or to the use of others any secret or confidential information or knowledge pertaining to the business of the Company or any of its subsidiaries or affiliates obtained by the Executive during such employment.

 9. Nonalienation. The interests of the Executive under the Agreement are not subject to the claims of the Executive's creditors and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered.

 10. Tax Penalties. The Company will provide complete tax and compensation data on a timely basis to the Executive and to an accounting firm designated by the Executive to enable the Executive to determine the extent, if any, to which the Executive's compensation under this Agreement and all other compensation agreements, plans and programs of the Company may be considered to be a parachute payment or excess parachute payment under section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). In the event that any such compensation is deemed to constitute an excess parachute payment that is subject to tax under Section 4999 of the Code or any successor provision thereto (the "Excise Tax"), the Company shall pay to the Executive an additional amount (the "Gross-Up Amount") that, after payment of all Federal and state income taxes thereof (assuming the Executive is at the highest marginal federal and applicable state income tax rate in effect on the date of payment of the Gross-Up Amount) and payment of the Excise Tax on the Gross-Up Amount, is equal to the Excise Tax payable by the Executive on such excess parachute payment. The Gross-Up Amount payable with respect to each excess parachute payment shall be paid by the Company coincident with payment of such excess parachute payment.

 11. No Cumulation or Duplication of Benefits. The obligations of the Company to make payments or provide benefits hereunder are the joint and several obligations of the Company and the Company Units. Accordingly, if following the termination or Constructive Termination of the Executive's employment the Executive receives any form of compensation payments or benefits from the Company or any Company Unit or from a successor thereto or affiliate thereof, the amount of any such compensation or payment together with the fair market value of any such benefits shall be deducted from any obligation of the Company or applicable Company Unit to make payments or provide benefits to the Executive under or by reason of this Agreement.

 12. Reduction of Payments. Notwithstanding anything contained herein to the contrary, any amounts payable hereunder shall be reduced by such amount as may be necessary to make this agreement not unlawful under federal law.

 13. Amendment. This Agreement may be amended by written agreement of the parties without the consent of any other person and no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

 14. Extension. The Board of Directors of GATX may, at any time prior to the expiration or termination of this Agreement, extend the term of this Agreement for a period of up to two (2) years from the date on which the extension is approved, without any further action on the part of the Executive.

 15. Successors. This Agreement shall be binding upon, and inure to the benefit of, the heirs, executors and legal representatives of the Executive and the successors and assigns of the Company and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the assets and business of any Company Unit. The Company agrees that it will not effect the sale or other disposition of all or substantially all of its assets unless either (a) the person or entity acquiring the assets or a substantial portion of the assets shall expressly assume by an instrument in writing all duties and obligations of the Company under this Agreement or (b) the Company shall provide through the establishment of a separate reserve for the payment in full of all amounts that are or may be reasonably expected to become payable to the Executive under this Agreement.

 16. Nonwaiver. The waiver by either party of a breach of this Agreement shall not be construed as a waiver of any subsequent breach.

 17. Resolution of Disputes. Any controversy or claim arising out of or relating to this Agreement or the alleged breach thereof, shall be settled by arbitration in the City of Chicago, Illinois in accordance with the laws of the State of Illinois b arbitrators, one of whom shall be appointed by the Company or any successor thereto, one by the Executive and the third by the other two. If the other two arbitrators cannot agree on the appointment of a third arbitrator, or if either party fails within thirty (30) days after receipt of written demand to appoint an arbitrator, then such arbitrator shall be appointed by the Dean of the Business School of the University of Chicago or his delegate. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators, which shall be as provided in this paragraph 17. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event that it shall be necessary or desirable for the Executive to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any and all of his rights under this Agreement, the Executive shall be entitled to recover from the Company reasonable attorney's fees and costs and expenses incurred by the Executive in connection with the enforcement of said rights. Payments shall be made to the Executive by the Company at the time these attorney's fees and costs and expenses are incurred by the Executive. If, however, the arbitrators should later determine that under the circumstances it was unjust for the Company to have made any of these payments of attorney's fees and costs and expenses to the Executive, the Executive shall repay any such payments to the Company in accordance with the order of the arbitrators.
 Any award of the arbitrators shall include interest at a rate or rates considered just under the circumstances by the arbitrators.

 18.  Termination of Agreement.  This agreement shall terminate on December
 31, 1997, provided, however, if prior to such date, but after January 1, 1996, there shall occur either (a) a Change of Control or (b) a Disposition of a Company Unit by which the Executive is primarily employed on the day prior to such Disposition, this agreement shall remain in effect until two years following the date of the first to occur of such Change of Control or Disposition.

 Termination of this Agreement shall not affect any rights that shall have accrued to the Executive under this Agreement prior to the termination date.


 IN WITNESS WHEREOF, the Executive has hereunto set his hand, and GATX hascaused these presents to be executed in its name and on its behalf, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary.


                                           /s/ William L. Chambers
                                    ----------------------------------------
                                              Executive


                                    GATX CORPORATION

                                           /s/ James J. Glasser
                                    By -------------------------------------
                                              Its Chairman of the Board

                                             March 23, 1995
                                    ----------------------------------------
                                              (Execution Date)


ATTEST:
   /s/ Janice M. Alonso
- --------------------------------
Its Assistant Secretary